Exhibit 99.1

IVAX DIAGNOSTICS REPORTS 2008 NET INCOME

MIAMI—(BUSINESS WIRE)—March 16, 2009—IVAX Diagnostics, Inc. (AMEX:IVD) today announced financial results for the quarter and year ended December 31, 2008.

Financial Results

IVAX Diagnostics reported net income of $196,000 for the year ended December 31, 2008, compared to a net loss of $10,434,000 for the year ended December 31, 2007. Net loss for the fourth quarter of 2008 was $465,000, compared to net loss of $1,892,000 for the fourth quarter of 2007. Excluding the one-time charges described below, IVAX Diagnostics reported net income of $756,000 for the year ended December 31, 2008 compared to a net loss of $1,369,000 for the year ended December 31, 2007, and net income of $95,000 for the fourth quarter of 2008 compared to net income of $106,000 for the fourth quarter of 2007.

IVAX Diagnostics reported net revenues of $20,819,000 for the year ended December 31, 2008, an increase of 4.2% compared to net revenues of $19,976,000 for the year ended December 31, 2007. Net revenues for the fourth quarter of 2008 were $4,797,000, a decrease of 2.8% compared to net revenues of $4,937,000 for the fourth quarter of 2007.

For the year ended December 31, 2008, IVAX Diagnostics’ results included a $560,000 one-time non-cash write-off, which had no tax impact, of a portion of IVAX Diagnostics’ product license for hepatitis technology during the fourth quarter of 2008. For the year ended December 31, 2007, IVAX Diagnostics’ results included the tax-affected impact of $9,064,000 of one-time charges, which were composed of one-time non-cash write-offs of goodwill totaling $5,852,000 and PARSEC® System related assets totaling $1,674,000, and one-time severance related costs of $1,998,000 incurred in connection with management and other personnel changes during the fourth quarter of 2007 and included in general and administrative expenses.

Management’s Comments

Charles Struby, Chief Executive Officer of IVAX Diagnostics, said, “Showing a profit for the year reflects IVAX Diagnostics’ efforts to better manage expenses while growing our consolidated net revenues. As we look at 2009 and beyond, we intend to focus on increasing our top line growth through both organic and strategic collaborations while continuing our efforts to improve operational efficiencies.”

Kevin Clark, Chief Operating Officer and former acting Chief Executive Officer of IVAX Diagnostics, said, “The efforts of our dedicated employees have culminated in considerable improvements to our operating results, including significantly reduced operating expenses. Additionally, I am pleased that IVAX Diagnostics remains debt free and has maintained its strong cash position, supplemented by our receipt in January 2009 of the full par value of all of our investments in auction rate securities. Further, the addition of Dr. Struby’s leadership and experience will enhance the depth and breadth of IVAX Diagnostics’ executive management team.”

Non-GAAP Financial Information

Under accounting principles generally accepted in the United States (“GAAP”), “net income (loss)” and “basic and diluted earnings (loss) per share” include all charges and other items for the periods reported. To supplement IVAX Diagnostics’ consolidated financial statements presented in accordance with GAAP, IVAX Diagnostics has now begun providing non-GAAP measures of financial performance. Accordingly, in this press release, IVAX Diagnostics is also providing net income (loss) and basic and diluted earnings (loss) per share for the periods presented excluding the one-time charges described above.

IVAX Diagnostics believes that comparing its period-to-period financial results without giving effect to the one-time charges described above may be helpful to investors to permit comparison of its period-to-period financial results on a more uniform basis. For the same reasons, management uses these non-GAAP financial measures to evaluate IVAX Diagnostics’ current performance against its historical performance and to plan its future business activities. These measures should not be considered alternatives to measures computed in accordance with GAAP, nor should they be considered indicators of IVAX Diagnostics’ overall financial performance. Adjusted net income (loss) and adjusted basic and diluted earnings (loss) per share are limited by the fact that companies may not necessarily compute each in the same manner, thereby making these measures less useful than the same measures calculated in accordance with GAAP.

Tables reconciling net income (loss) and earnings (loss) per share on a GAAP basis to net income (loss) and earnings (loss) per share as adjusted to exclude the one-time charges described above are attached to this press release.

About IVAX Diagnostics, Inc.

IVAX Diagnostics, Inc., headquartered in Miami, Florida, develops, manufactures and distributes in the United States and internationally, proprietary diagnostic reagents, test kits and instrumentation, primarily for autoimmune and infectious diseases, through its three subsidiaries: Diamedix Corporation, Delta Biologicals S.r.l. and ImmunoVision, Inc.

Except for the historical matters contained herein, statements in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties that may affect the business and prospects of IVAX Diagnostics, Inc., including, without limitation: that IVAX Diagnostics’ efforts to contain expenses may not result in further reductions in expenses; that IVAX Diagnostics may not achieve revenue or income growth; that IVAX Diagnostics may not achieve further operational efficiencies; that IVAX Diagnostics may not achieve improved financial performance on a sustained basis, or at all; that IVAX Diagnostics may not receive, when expected or at all, regulatory approval of its hepatitis products that are based upon the product license of hepatitis technology; that IVAX Diagnostics’ hepatitis products that are based upon the product license of hepatitis technology may be delayed and may not be commercially launched when anticipated or at all; that IVAX Diagnostics may be required to write-off all or a portion of the remaining amount of the product license for hepatitis technology if it does not receive regulatory approval for the hepatitis products when expected or if it delays the commercial launch of the hepatitis products; that IVAX Diagnostics may not achieve organic growth; that IVAX Diagnostics may not identify or consummate strategic collaborations; that, in the event IVAX Diagnostics consummates strategic collaborations, any such strategic collaborations may not be successful or otherwise result in improved financial performance for IVAX Diagnostics; and other risks and uncertainties that may cause results to differ materially from those set forth in the forward-looking statements. In addition to the risks and uncertainties set forth above, investors should consider the economic, competitive, governmental, technological and other risks and uncertainties discussed in IVAX Diagnostics’ filings with the Securities and Exchange Commission, including, without limitation, the risks and uncertainties discussed under the heading “Risk Factors” in such filings.

IVAX DIAGNOSTICS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months		Twelve Months
Period Ended December 31,	2008	2007	2008	2007
NET REVENUE	$4,797,121	$4,936,752	$20,819,175	$19,975,870

COST OF SALES	2,053,223	2,089,927	8,388,132	8,399,399

Gross profit	2,743,898	2,846,825	12,431,043	11,576,471

OPERATING EXPENSES:
Selling	1,192,689	1,402,397	4,932,981	5,485,532
General and administrative	1,217,745	2,959,854	5,364,041	7,730,164
Research and development	500,248	539,339	1,817,047	2,152,114
Write-off of PARSEC® related assets	—	—	—	1,673,824
Impairment of product license and goodwill	560,000	—	560,000	5,852,435

Total operating expenses	3,470,682	4,901,590	12,674,069	22,894,069

Loss from operations	(726,784)	(2,054,765)	(243,026)	(11,317,598)

OTHER INCOME, NET:
Interest income	126,886	158,852	292,231	435,575
Other income (expense), net	144,846	37,843	253,217	119,515

Total other income, net	271,732	196,695	545,448	555,090

Income (loss) before income taxes	(455,052)	(1,858,070)	302,422	(10,762,508)

INCOME TAX PROVISION (BENEFIT)	10,278	34,070	106,414	(328,769)

Net income (loss)	$(465,330)	$(1,892,140)	$196,008	$(10,433,739)

Income (loss) per share
Basic and diluted	$(0.02)	$(0.07)	$0.01	$(0.38)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,649,887	27,649,887	27,649,887	27,649,887

Diluted	27,649,887	27,649,887	27,649,887	27,649,887

IVAX DIAGNOSTICS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

DECEMBER 31, 2008 AND 2007

	2008	2007
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$4,420,900	$3,900,564
Marketable securities	4,100,000	1,925,000
Accounts receivable, net of allowances for doubtful accounts of $358,268 and $1,052,797, respectively	5,789,901	6,287,654
Inventories, net	4,678,069	4,013,312
Other current assets	271,069	374,579

Total current assets	19,259,939	16,501,109

PROPERTY, PLANT AND EQUIPMENT:
Land	352,957	352,957
Buildings and improvements	3,017,017	3,039,902
Machinery and equipment	2,716,258	2,534,084
Furniture and fixtures	1,898,191	1,887,369

	7,984,423	7,814,312
Less – Accumulated depreciation	(6,135,786)	(5,969,020)

	1,848,637	1,845,292

OTHER ASSETS:
Marketable securities	—	4,100,000
Goodwill	870,290	870,290
Equipment on lease, net	210,743	163,113
Product license	682,936	1,242,936
Other	175,523	1,045,592

	1,939,492	7,421,931

Total assets	$23,048,068	$25,768,332

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$698,693	$1,217,408
Accrued license payable	140,062	147,184
Accrued expenses	3,116,755	5,404,372

Total current liabilities	3,955,510	6,768,964

OTHER LONG-TERM LIABILITIES:
Deferred tax liabilities	238,200	174,708
Other long-term liabilities	902,551	850,177

Total other long-term liabilities	1,140,751	1,024,885

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock, par value $0.01, authorized 50,000,000 shares, issued and outstanding 27,649,887 in 2008 and 2007	276,498	276,498
Additional paid-in capital	41,065,840	40,910,677
Accumulated deficit	(23,013,933)	(23,209,941)
Accumulated other comprehensive loss	(376,598)	(2,751)

Total shareholders’ equity	17,951,807	17,974,483

Total liabilities and shareholders’ equity	$23,048,068	$25,768,332

IVAX DIAGNOSTICS, INC. AND SUBSIDIARIES

Reconciliation of Non-GAAP Measures to GAAP

Statements of Operations Data: (unaudited)	Twelve Months Ended December 31, 2008			Twelve Months Ended December 31, 2007
	Non- GAAP[1]	Adjustments	GAAP[3]	Non- GAAP[2]	Adjustments	GAAP[3]
NET REVENUES	$20,819,175	—	$20,819,175	$19,975,870	—	$19,975,870

COST OF SALES	8,388,132	—	8,388,132	8,399,399	—	8,399,399

Gross Profit	12,431,043	—	12,431,043	11,576,471	—	11,576,471

OPERATING EXPENSES:
Selling	4,932,981	—	4,932,981	5,485,532	—	5,485,532
General and administrative	5,364,041	—	5,364,041	5,732,164	1,998,000	7,730,164
Research and development	1,817,047	—	1,817,047	2,152,114	—	2,152,114
Write-off PARSEC® related assets	—	—	—	—	1,673,824	1,673,824
Impairment of product license and goodwill	—	560,000	560,000	—	5,852,435	5,852,435

Total operating expenses	12,114,069	560,000	12,674,069	13,369,810	9,524,259	22,894,069

Income (loss) from operations	316,974	(560,000)	(243,026)	(1,793,339)	(9,524,259)	(11,317,598)

OTHER INCOME, NET:

Interest income	292,231	—	292,231	435,575	—	435,575
Other income (expense), net	253,217	—	253,217	119,515	—	119,515

Total other income, net	545,448	—	545,448	555,090	—	555,090

Income (loss) before income taxes	862,422	(560,000)	302,422	(1,238,249)	(9,524,259)	(10,762,508)

INCOME TAX PROVISION (BENEFIT)	106,414	—	106,414	131,231	(460,000)	(328,769)

Net income (loss)	$756,008	$(560,000)	$196,008	$(1,369,480)	$(9,064,259)	$(10,433,739)

Income (loss) per share basic and diluted	$0.03	$(0.02)	$0.01	$(0.05)	$(0.33)	$(0.38)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887

Diluted	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887

(1)	Non-GAAP amounts for the year ended December 31, 2008 exclude the impact of a $560,000 one-time non-cash write-off of a portion of IVAX Diagnostics’ product license for hepatitis technology during the fourth quarter of 2008.
(2)	Non-GAAP amounts for the year ended December 31, 2007 exclude the effect of one-time charges, including the tax impact, of one-time non-cash write-offs of goodwill totaling $5,852,000 and PARSEC® System related assets totaling $1,674,000, and one-time severance related costs of $1,998,000 incurred in connection with management and other personnel changes during the fourth quarter of 2007 and included in general and administrative expenses.
(3)	Reflects operating results in accordance with accounting principles generally accepted in the United States (“GAAP”).

IVAX DIAGNOSTICS, INC. AND SUBSIDIARIES

Reconciliation of Non-GAAP Measures to GAAP

Statements of Operations Data: (unaudited)	Three Months Ended December 31, 2008			Three Months Ended December 31, 2007
	Non- GAAP[1]	Adjustments	GAAP[3]	Non- GAAP[2]	Adjustments	GAAP[3]
NET REVENUES	$4,797,121	—	$4,797,121	$4,936,752	—	$4,936,752

COST OF SALES	2,053,223	—	2,053,223	2,089,927	—	2,089,927

Gross Profit	2,743,898	—	2,743,898	2,846,825	—	2,846,825

OPERATING EXPENSES:
Selling	1,192,689	—	1,192,689	1,402,397	—	1,402,397
General and administrative	1,217,745	—	1,217,745	961,854	1,998,000	2,959,854
Research and development	500,248	—	500,248	539,339	—	539,339
Write-off PARSEC® related assets	—	—	—	—	—	—
Impairment of Product license and goodwill	—	560,000	560,000	—	—	—

Total operating expenses	2,910,682	560,000	3,470,682	2,903,590	1,998,000	4,901,590

Loss from operations	(166,784)	(560,000)	(726,784)	(56,765)	(1,998,000)	(2,054,765)

OTHER INCOME, NET:
Interest income	126,886	—	126,886	158,852	—	158,852
Other income (expense), net	144,846	—	144,846	37,843	—	37,843

Total other income, net	271,732	—	271,732	196,695	—	196,695

Income (loss) before income taxes	104,948	(560,000)	(455,052)	139,930	(1,998,000)	(1,858,070)

INCOME TAX PROVISION (BENEFIT)	10,278	—	10,278	34,070	—	34,070

Net income (loss)	$94,670	$(560,000)	$(465,330)	$105,860	$(1,998,000)	$(1,892,140)

Income (loss) per share basic and diluted	$0.00	$(0.02)	$(0.02)	$0.00	$(0.07)	$(0.07)

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887

Diluted	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887	27,649,887

(1)	Non-GAAP amounts for the three months ended December 31, 2008 exclude the impact of a $560,000 one-time non-cash write-off of a portion of IVAX Diagnostics’ product license for hepatitis technology during the fourth quarter of 2008.
(2)	Non-GAAP amounts for the three months ended December 31, 2007 exclude the effect of one-time severance related costs of $1,998,000 incurred in connection with management and other personnel changes during the fourth quarter of 2007 and included in general and administrative expenses.
(3)	Reflects operating results in accordance with accounting principles generally accepted in the United States (“GAAP”).

Contact:	Duane M. Steele
IVAX Diagnostics, Inc.
305-324-2338
www.ivaxdiagnostics.com